UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 6, 2009

ALPHAMETRIX MANAGED FUTURES LLC (ASPECT SERIES)
(Exact name of registrant as specified in its charter)

Delaware	000-52192	03-0607985
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

c/o ALPHAMETRIX, LLC
181 West Madison Street
34th Floor
Chicago, Illinois 60602
(Address of principal executive offices)

Registrant’s telephone number, including area code: (312) 267-8400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note:

This Form 8-K/A is being filed to correct the disclosure in the previous filing.

Item 5.02      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

By mutual agreement of the sponsor of the Registrant and Ms. Heidi Rauh, effective November 6, 2009, Ms. Rauh resigned from AlphaMetrix, LLC and is no longer serving as General Counsel or Chief Compliance Officer of AlphaMetrix, LLC, the sponsor of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  January 27, 2010

ALPHAMETRIX MANAGED FUTURES LLC (ASPECT SERIES)

By: ALPHAMETRIX, LLC, Manager

By:	/s/ Aleks Kins
Name: Aleks Kins
Title: President and Chief Executive Officer